Exhibit 99.2

Certification of Principal Financial Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, John E. Yetter, Vice President and Chief Financial Officer of Derma Sciences, Inc., hereby certify that the Quarterly Report on Form 10-QSB for the period ending March 31, 2003 of Derma Sciences, Inc. (the “Form 10-QSB”) upon my best knowledge and belief fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Derma Sciences, Inc.

Dated: May 15, 2003	/s/ John E. Yetter John E. Yetter Vice President and Chief Financial Officer (Principal Financial Officer)